                                                                    Exhibit 25.1
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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549
                      -------------------------

                              FORM T-1

                      STATEMENT OF ELIGIBILITY
              UNDER THE TRUST INDENTURE ACT OF 1939 OF
             A CORPORATION DESIGNATED TO ACT AS TRUSTEE
             -------------------------------------------
         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
          A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                      THE CHASE MANHATTAN BANK
         (Exact name of trustee as specified in its charter)


New York                                                   13-4994650
(State of incorporation                              (I.R.S. employer
if not a national bank)                           identification No.)

270 Park Avenue
New York, New York                                       10017
(Address of principal executive offices)            (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                                 WorldCom, Inc.
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               (Exact name of obligor as specified in its charter)
Georgia                                                         58-1521612
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                         identification No.)

515 East Amite Street
Jackson, Mississippi                                            39201-2702
 (Address of principal executive offices)                        (Zip Code)

                                 Debt Securities
                       (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York 12110.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable. SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of August, 1998.

                            THE CHASE MANHATTAN BANK

                                                 By    /s/ E.D. Renn
                                                       E. D. Renn
                                                       Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                                 at the close of
                          business March 31, 1998,
                            in accordance with a call
                           made by the Federal Reserve
                              Bank of this District
                          pursuant to the provisions of
                            the Federal Reserve Act.

                                                               Dollar Amounts
            ASSETS                                                 in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..............................................$   12,307
     Interest-bearing balances ......................................     4,054
Securities:  ........................................................
Held to maturity securities.........................................      2,340
Available for sale securities.......................................     50,134
Federal funds sold and securities purchased under
     agreements to resell ..........................................     24,982
Loans and lease financing receivables:
     Loans and leases, net of unearned income         $ 127,958
     Less: Allowance for loan and lease losses            2,797
     Less: Allocated transfer risk reserve .........          0
                                                        -------
     Loans and leases, net of unearned income,
     allowance, and reserve .......................................     125,161
Trading Assets ....................................................      61,820
Premises and fixed assets (including capitalized
     leases).......................................................       2,961
Other real estate owned ...........................................         347
Investments in unconsolidated subsidiaries and
     associated companies..........................................         242
Customers' liability to this bank on acceptances
     outstanding ..................................................       1,380
Intangible assets .................................................       1,549
Other assets ......................................................      11,727
TOTAL ASSETS ......................................................    $298,734
                                                                     ==========

                                   LIABILITIES
Deposits
     In domestic offices .......................................        $96,682
     Noninterest-bearing ............................... $38,074
     Interest-bearing ..................................  58,608

     In foreign offices, Edge and Agreement subsidiaries,
     and IBF's .................................................         72,630
     Noninterest-bearing ............................... $ 3,289
     Interest-bearing ..................................  69,341

Federal funds purchased and securities sold under agree-
ments to repurchase ............................................         42,735
Demand notes issued to the U.S. Treasury .......................            872
Trading liabilities ............................................         45,545

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
  With a remaining maturity of one year or less ................          4,454
  With  a  remaining  maturity  of  more  than  one  year
  through  three years   .......................................            231
  With a remaining maturity of more than three years............            106
Bank's liability on acceptances  executed and outstanding ......          1,380
Subordinated notes and debentures  .............................          5,708
Other liabilities ..............................................         11,295

TOTAL LIABILITIES ..............................................       281,638
                                                                        -------

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                0
Common stock ...................................................         1,211
Surplus  (exclude all surplus related to preferred stock).......        10,291
Undivided profits and capital reserves .........................         5,579
Net unrealized holding gains (losses)
on available-for-sale securities ...............................           (1)
Cumulative foreign currency translation adjustments ............           16

TOTAL EQUITY CAPITAL ...........................................        17,095
TOTAL LIABILITIES AND EQUITY CAPITAL ................................ $298,734
                                                                    ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WALTER V. SHIPLEY           )
                                    THOMAS G. LABRECQUE         ) DIRECTORS
                                    WILLIAM B. HARRISON, JR.    )